Exhibit 99.1

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the filing of the NHP Retirement Housing Partners I Limited Partnership Form 10-K for the year ended December 31, 2002, the undersigned hereby certifies that:

1.       The Report fully complies with the requirement of Section 13 (a) or 15
         (d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


                                          /s/ Robert L. Lankford
                                          -----------------------------------
                                          Robert L. Lankford
                                          Chief executive officer and chief
                                          financial officer of the
                                          General Partner
                                          March 28, 2003